Exhibit (a)(1)(B)

Letter of Transmittal

To Tender Shares of Common Stock

of

INVUITY, INC.

at

$7.40 Per Share

Pursuant to the Offer to Purchase

Dated September 24, 2018

by

ACCIPITER CORP.

a wholly-owned subsidiary of

STRYKER CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT EASTERN TIME AT THE END OF THE DAY ON OCTOBER 22, 2018 UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).

The Depositary for the Offer is:

By First Class Mail:	By Registered, Certified or Express Mail or Overnight Courier:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

DESCRIPTION OF SHARES TENDERED
Name(s) and Addresses of Registered Holder(s) (Please fill in if blank, exactly as name(s) appear(s) on certificate(s))	Shares Tendered (Attach additional signed list if necessary)
	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Book Entry Shares Tendered	Number of Shares Tendered*

Total Number of Shares
* Unless otherwise indicated, it will be assumed that all Shares described in the chart above are being tendered. See Instructions 3 and 4.

SCAN VOLUNTARY CORPORATE ACTIONS COY: IVTY

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED ON PAGE 6, WITH SIGNATURE GUARANTEES IF REQUIRED, AND COMPLETE THE IRS FORM W-9 ENCLOSED OR APPROPRIATE IRS FORM W-8, AS APPLICABLE. SEE INSTRUCTION 9.

ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, INNISFREE M&A INCORPORATED (THE “INFORMATION AGENT”), AT ITS ADDRESS OR TELEPHONE NUMBER SET FORTH ON THE BACK COVER PAGE OF THIS LETTER OF TRANSMITTAL.

This Letter of Transmittal (this “Letter of Transmittal”) is to be completed by stockholders of Invuity, Inc., a Delaware corporation (“Invuity”), if (1) certificates (the “Certificates”) for shares of common stock, par value $0.001 per share, of Invuity (the “Shares”) are to be forwarded with this Letter of Transmittal or (2) delivery of Shares is to be made by book-entry transfer into the account of Computershare Trust Company, N.A., which is acting as the Depositary (the “Depositary”), at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in Section 2 of the Offer to Purchase, dated September 24, 2018 (the “Offer to Purchase,” which together with this Letter of Transmittal, as each may be amended or supplemented from time to time, constitutes the “Offer”), unless an Agent’s Message (as defined below) is utilized. Stockholders who tender their Shares by book-entry transfer are referred to herein as “Book-Entry Stockholders.” Stockholders whose Certificate(s) are not immediately available or who cannot deliver their Certificate(s) and all other required documents to the Depositary prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, will not be able to tender their Shares pursuant to a guaranteed delivery procedure. See Instruction 2 of this Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the Depositary.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation (as defined in the attached instructions), which states that DTC has received an express acknowledgment from the DTC participant tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser (as defined below) may enforce such agreement against the participant.

The Offer is not being made to (and no tenders will be accepted from or on behalf of) holders of Shares in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the securities, “blue sky” or other laws of such jurisdiction.

IF ANY CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED, YOU MUST EITHER CHECK THE APPROPRIATE BOX BELOW OR CONTACT INVUITY’S TRANSFER AGENT TO HAVE ALL LOST, STOLEN OR DESTROYED CERTIFICATES REPLACED IF YOU WANT TO TENDER SUCH SHARES. SEE INSTRUCTION 11 OF THIS LETTER OF TRANSMITTAL FOR CONTACT INFORMATION FOR THE TRANSFER AGENT.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED HEREWITH.

☐

CHECK HERE IF CERTIFICATE(S) HAVE BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). BY CHECKING THIS BOX YOU UNDERSTAND THAT YOU MUST CONTACT COMPUTERSHARE TRUST COMPANY, N.A. TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 11 OF THIS LETTER OF TRANSMITTAL.

☐

CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY DTC PARTICIPANTS MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 6.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Accipiter Corp., a Delaware corporation (“Purchaser”), the above described Shares, together with all accompanying evidences of transfer and authenticity, pursuant to Purchaser’s offer to purchase any and all of the outstanding Shares at a price of $7.40 per Share, paid to the seller in cash, without interest, subject to any required withholding of taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal. The Purchaser is a wholly-owned subsidiary of Stryker Corporation, a Michigan corporation (“Parent”).

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares validly tendered herewith and not properly withdrawn prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)), and irrevocably appoints the Purchaser the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned’s rights with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Certificate(s) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by DTC, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present such Shares (and any and all Distributions) for transfer on the books of Invuity and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message), the undersigned irrevocably appoints the designees of Purchaser as such undersigned’s agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of the undersigned’s rights with respect to the Shares tendered by the undersigned and accepted for payment by Purchaser (and any and all Distributions). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Shares. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon the effectiveness of such appointment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any and all Distributions) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given or executed, will not be deemed effective). The designees of Purchaser will be empowered to exercise all voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, in respect of any annual, special, adjourned or postponed meeting of Invuity’s stockholders, by written consent in lieu of any such meeting or otherwise, as they in their sole discretion deem proper. In order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of Invuity’s stockholders. The Offer does not constitute a solicitation of proxies, absent a purchase of Shares, for any meeting of Invuity’s stockholders.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned’s Shares tendered hereby (and any and all Distributions), (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good title to the Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof and (c) the undersigned is the registered owner of the Shares (and any and all Distributions), or the Certificate(s) have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of any and all of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned hereby acknowledges that delivery of any Certificate(s) shall be effected, and risk of loss and title to such Certificate(s) shall pass, only upon the proper delivery of such Certificate(s) to the Depositary.

The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance for payment of such Shares tendered in the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer, Purchaser may not be required to accept for purchase any Shares tendered hereby.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or issue or return any Certificate(s) not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail the check for the purchase price and/or any Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or any Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such Certificate(s) to, the person or persons so indicated. Unless otherwise indicated herein under “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Share(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares tendered and accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue ☐ Check ☐ Share(s) to:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Share(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares tendered and accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail ☐ Check ☐ Share(s) to:

Name
(Please Print)

Address

(Include Zip Code)

SIGN HERE AND COMPLETE ACCOMPANYING IRS FORM W-9 OR APPROPRIATE IRS FORM W-8, AS APPLICABLE
Signature(s) of Holder(s) (See guarantee requirements below)

Dated: , 2018

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or on a security position listing. If signed by person(s) to whom the Shares represented hereby have been assigned or transferred as evidenced by endorsement of stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1, 2 and 5.)

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

GUARANTEE OF SIGNATURE(S) (If Required) (See Instructions 1, 2 and 5)

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if: (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any DTC participant whose name appears on a security position listing as the owner of the Shares) tendered therewith and such registered holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if Certificate(s) are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificate(s) evidencing tendered Shares, or timely confirmation of a book-entry transfer of Shares into the Depositary’s account at DTC (a “Book-Entry Confirmation”), as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date.

Stockholders whose Certificate(s) are not immediately available or who cannot deliver their Certificate(s) and all other required documents to the Depositary prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, will not be able to tender their Shares pursuant to a guaranteed delivery procedure.

THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES AND OTHER REQUIRED MATERIALS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED. ALL TENDERING STOCKHOLDERS, BY EXECUTION OF THIS LETTER OF TRANSMITTAL (INCLUDING BY AN ELIGIBLE INSTITUTION), WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR SHARES FOR PAYMENT.

3. Inadequate Space. If the space provided herein is inadequate, the Certificate number(s) and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all of the Shares evidenced by any Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered” in the “Description of Shares Tendered.” In such cases, a new Certificate for the Shares that were evidenced by your old Certificate, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by a Certificate delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificate(s) or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Depositary of their authority so to act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificate(s) or separate stock powers are required unless payment is to be made to, or Shares not tendered or not purchased are to be returned to, a person other than the registered holder(s). In such latter case, signature(s) on any such Certificate or stock power must be guaranteed by an Eligible Institution. See Instruction 1 of this Letter of Transmittal.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) listed, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s). Signature(s) on any such Certificate or stock power must be guaranteed by an Eligible Institution. See Instruction 1 of this Letter of Transmittal.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income taxes or withholding taxes). If, however, payment is to be made to, or if Certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted with this Letter of Transmittal. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Certificate(s) for Shares not tendered or not accepted for payment are to be issued in the name of, any person(s) other than the person(s) signing this Letter of Transmittal or if a check and/or such Certificate(s) are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Shares not accepted for payment be credited to such account maintained at DTC as such Book-Entry Stockholder may designate under “Special Payment Instructions.” If no such instructions are given, Shares not accepted for payment will be returned by crediting the account at DTC designated above.

8. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer, excluding the Minimum Condition (as defined in the Offer to Purchase), may be waived by Purchaser in whole or in part on the Expiration Date in its sole discretion.

9. IRS Form W-9 and W-8. To avoid backup withholding under U.S. federal income tax laws, a tendering stockholder that is a U.S. person (as defined for U.S. federal income tax purposes) is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on an IRS Form W-9, which is enclosed, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding, and that such stockholder is a U.S. person. In addition, the tendering stockholder must date and sign as indicated. If a tendering stockholder has been notified by the Internal Revenue Service (“IRS”) that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of Part II of the IRS Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on an IRS Form W-9 may subject the tendering stockholder to backup withholding on the payment of the cash consideration with respect to all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the cash consideration to such stockholder until a TIN is provided to the Depositary.

See the enclosed IRS Form W-9 for further instructions.

Certain stockholders may not be subject to backup withholding. Foreign stockholders claiming an exemption from backup withholding must submit an appropriate and properly completed IRS Form W-8, signed under penalties of perjury, a copy of which may be obtained from the Depositary or from the IRS website at www.irs.gov, to the Depositary in order to establish their exempt status. Such stockholders should consult a tax advisor to determine which IRS Form W-8 is appropriate.

10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth on the last page of this Letter of Transmittal. Additional copies of the Offer to Purchase and this Letter of Transmittal also may be obtained from the Information Agent or from brokers, dealers, commercial banks, trust companies or other nominees.

11. Lost, Stolen or Destroyed Certificates. If any Certificate(s) has been lost, stolen or destroyed, the stockholder should promptly notify Invuity’s Transfer Agent, Computershare Trust Company, N.A. by calling (800) 546-5141. The stockholder then will be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

12. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Purchaser in its reasonable discretion, and its determination shall be final and binding, except as may otherwise be finally determined in a subsequent judicial proceeding if its determination is challenged by a Invuity stockholder. Purchaser reserves the absolute right to reject any and all tenders of Shares reasonably determined not to be in proper form or the acceptance for payment of which may, in the opinion of Purchaser, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects or irregularities relating thereto have been cured or waived. None of Parent, Purchaser, Invuity, the Information Agent, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in tenders of Shares or incur any liability for failure to give any such notice. Purchaser’s interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding, except as may otherwise be determined in a subsequent judicial proceeding if its interpretation is challenged by an Invuity stockholder.

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, AND EITHER CERTIFICATE(S) FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a stockholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder’s correct TIN on IRS Form W-9, which is enclosed with this Letter of Transmittal. If the stockholder is an individual, the stockholder’s TIN is such stockholder’s Social Security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of a portion of all payments of the purchase price.

Certain stockholders may not be subject to backup withholding and reporting requirements. In order for a foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate IRS Form W-8 signed under penalties of perjury, attesting to his or her exempt status. An IRS Form W-8 can be obtained from the Depositary or from the IRS website at www.irs.gov. Such stockholders should consult a tax advisor to determine which IRS Form W-8 is appropriate. Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the appropriate box on the IRS Form W-9 and sign, date and return the IRS Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the instructions on the enclosed IRS Form W-9 for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any cash payment made to a stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is timely furnished to the IRS.

Purpose of IRS Form W-9

To prevent backup withholding on payments that are made to a tendering stockholder that is a U.S. person (as defined for U.S. federal income tax purposes) with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder’s correct TIN by completing the IRS Form W-9 included with this Letter of Transmittal certifying (1) that the TIN provided on the IRS Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) that the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding and (3) the stockholder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

The tendering stockholder is required to give the Depositary the TIN, generally the Social Security number or Employer Identification Number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the instructions accompanying the enclosed IRS Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9 and sign and date the IRS Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the stockholder may be subject to a $50 penalty imposed by the IRS.

FormW-9 (Rev. November 2017) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the U.S.)

☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate or single-member LLC
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶
5 Address (number, street, and apt. or suite no.) See instructions.	Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	–	–
or
Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1. The	number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I

am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3. I	am a U.S. citizen or other U.S. person (defined below); and

4. The	FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

    Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

    If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 11-2017)

            Print or type.

            See Specific Instructions on page 3.

Form W-9 (Rev. 11-2017)	Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a

U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

Form W-9 (Rev. 11-2017)	Page 3

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Form W-9 (Rev. 11-2017)	Page 4

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

• LLC treated as a partnership for U.S. federal tax purposes,

• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Form W-9 (Rev. 11-2017)	Page 5

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded

Form W-9 (Rev. 11-2017)	Page 6

entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual

2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor²

5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6. Sole proprietorship or disregarded entity owned by an individual	The owner³

7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner

9. A valid trust, estate, or pension trust	Legal entity[4]

10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11. Association, club, religious, charitable, educational, or other tax- exempt organization	The organization

12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

Form W-9 (Rev. 11-2017)	Page 7

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at

spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Questions and requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks, trust companies or other nominees.

The Information Agent for the Offer is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Shareholders may call toll free: (888) 750-5834

Banks and Brokers may call collect: (212) 750-5833

SCAN VOLUNTARY CORPORATE ACTIONS COY: IVTY